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                                                                    Exhibit 23.2

                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 7, 2000 on the financial statements of BioSphere Medical, Inc. and subsidiaries as of December 31, 1998 and 1999 and for each of the three years in the period ended December 31, 1999, included in this Form 10-K.

                                                /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 24, 2000